EXHIBIT 10.6



DATED 28th May, 2004
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                              (1) DAVID RUIZ-ALONSO


                                       AND



                              (4) OWLSTONE LIMITED





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                        INTELLECTUAL PROPERTY ASSIGNMENT

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DATED this 28th day of May 2004

PARTIES:
(1)           David  Ruiz-Alonso  of  Emmanuel   College,   St  Andrews  Street,
              Cambridge, CB2 3AP, England (the "Assignor");

         AND

(2) OWLSTONE LIMITED a company incorporated under the laws of the England and Wales with registered number 04955647 of 32 Haymarket, Piccadilly, London SW1Y 4TP, England (the "Assignee").

RECITALS:

(A) The Assignors are developing microchip spectrometers for a variety of chemical and biological detection and analysis needs.

(B) The Assignors are the owners of certain intellectual property rights subsisting in the microchip spectrometers.

(C) Pursuant to an agreement of even date (the "Agreement"), the Assignors have agreed to assign to the Assignee all their rights, title and interest in the microchip spectrometers upon the terms and conditions set out below.

OPERATIVE PROVISIONS:

NOW THE PARTIES HERETO AGREE AS FOLLOWS:-

DEFINITIONS

In this Assignment the following terms shall have the following meaning:-

"Inventions" means microchip spectrometers for a variety of chemical and biological detection and analysis needs for which patent applications are being prepared.

"Intellectual Property Rights" means all intellectual property rights relating to the Inventions including, without limitation, patents, trade marks, registered designs, and applications for such registered rights, unregistered designs, copyright, know how, technical information and data and the right to apply for patents and other registered rights and rights of a similar nature owned by the Assignors in all parts of the world.


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2.       ASSIGNMENT

In pursuance of the said Agreement and in consideration of the sum of (pound)1 now paid by the Assignee to the Assignors (the receipt whereof the Assignors hereby acknowledge) the Assignors and each of them with full title guarantee HEREBY ASSIGN unto the Assignee:-

         2.1      the Inventions and the full and exclusive benefit thereof;

         2.2. the Intellectual Property Rights and the full and exclusive benefit thereof;

         2.3 the full right to apply for and obtain patents and other similar forms of protection in respect of the Inventions throughout the world; and

         2.4 the right to bring proceedings for past infringements of the rights assigned by this Assignment,

TO HOLD the same unto the Assignee absolutely.

3.       ASSIGNOR'S OBLIGATIONS AND WARRANTIES

The Assignors HEREBY COVENANT with the Assignee that the Assignors and each of them will at the expense of the Assignee execute sign and do all such instruments, applications, documents, acts and things as may reasonably be required by the Assignee to enable the Assignee (or the nominee of the Assignee) to enjoy the full benefit of the property and rights hereby assigned.

GOVERNING LAW

This Agreement shall be governed and construed and interpreted in accordance with the laws of England and the parties hereby submit to the exclusive jurisdiction of the English courts.


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EXECUTED AND DELIVERED       )
By THE EXECUTIVE in the      )
Presence of:-                        ------------------------------------
                                     (Name)


Witness:
         -------------------------------

Signature:
            ----------------------------

   Name:
            ----------------------------

   Address:
            ----------------------------

            ----------------------------


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IN WITNESS of which the parties have executed this  Assignment  the day and year first above written.

SIGNED BY
DAVID RUIZ - ALONSO

/s/ David Ruiz-Alonso
-----------------------------------
    David Ruiz-Alonso

In the presence of:


/s/ Paul Boyle
-----------------------------------
    Paul Boyle

SIGNED for and on behalf of
OWLSTONE LIMITED
By a duly authorised signatory


/s/ Magnus Gittins
-----------------------------------
    Magnus Gittins

In the presence of:

/s/ Paul Boyle
-----------------------------------
    Paul Boyle


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